Exhibit 99.2

NYRT
NEW YORK REIT

Q1 2016 SUPPLEMENTAL INFORMATION

Subway

Financial Period ended March 31, 2016 (unaudited)

New York REIT, Inc.

Table of Contents

	Page		Page
Financial Information:		Portfolio Metrics:
Company Overview	1	Square Footage Summary	17
Key Financial Metrics	2	Major Tenant Summary	18
Consolidated Balance Sheets	3	Tenant Industry Concentration	19
Consolidated Statements of Operations	4	Lease Expirations — Next Five Years	20
Unconsolidated Joint Venture — Summary Balance Sheets and Income Statements	5	Lease Expirations — Quarterly Through 2016	21
Reconciliation of Net Income (Loss) to FFO, Core FFO and AFFO	6	Leasing Activity	22
Reconciliation of Net Income (Loss) to Adjusted EBITDA, NOI and Cash NOI	7	Tenant Improvements, Leasing Commissions and Capital Expenditures	23
Supplemental Cash NOI Information	8	Property Table	24
Same Store Statistics — Sequential Quarters	9	Selected Viceroy Hotel Metrics	26
Same Store Statistics — Year Over Year	10	Definitions	27
Dividends and Payout Ratios	11	Management / Board of Directors	30
Debt Analysis	12
Mortgage Debt Summary	13
Leverage Metrics	14
Credit Facility and Liquidity Analysis	15
Debt Maturities	16

Forward-looking Statements:

This supplemental package includes “forward looking statements”. Forward-looking statements may be identified by the use of words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the factors included in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, including those set forth under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Business,” and (ii) in future periodic reports filed by the Company under the Securities Exchange Act of 1934, as amended. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this press release, except as required by applicable law. For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see the section entitled “Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2015, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Prospective investors should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

(i)

New York REIT, Inc.

Company Overview
OVERVIEW

New York REIT, Inc. (NYSE: NYRT) (the “Company”) is a publicly traded real estate investment trust focused on owning and operating commercial real estate in New York City. The Company seeks to provide its shareholders with both stable dividend income and appreciation potential. The Company’s focused strategy enhances its effectiveness and provides investors with a pure play investment opportunity in New York City, one of the world's most dynamic real estate markets.

SNAPSHOT (March 31, 2016)

New York City Focus(1)	100%	Enterprise Value(3)	$3.0 billion
Manhattan Focus(1)	98%	Combined Debt/Enterprise Value(4)	43%
Square Feet(2)	3.3 million	Monthly Dividend per Share	$0.038
Number of Buildings	19	Annualized Dividend per Share	$0.46
Q1 2016 Ending Occupancy(5)	95.1%	Dividend Yield(6)	4.6%
Weighted Average Remaining Lease Term	9.3 years	Fully Diluted Shares and Units Outstanding	167.9 million
Company Website	www.nyrt.com
______________

(1)	Based on square footage.

(2)	Includes pro rata share of unconsolidated joint venture.

(3)	Based on the March 31, 2016 closing price of $10.10 per share and March 31, 2016 fully diluted share count and combined debt balances.

(4)	Based on combined debt, which includes pro rata share of unconsolidated debt, as a percentage of enterprise value.

(5)	Inclusive of leases signed but not yet commenced.

(6)	Based on the March 31, 2016 closing price of $10.10 per share.

New York REIT, Inc.

Key Financial Metrics - As of and for the quarter ended March 31, 2016
(dollar amounts in thousands, except per share information)

	Q1 2016		Q1 2016
OPERATING RESULTS		COMMON SHARE PRICE AND DIVIDENDS
Revenues	$36,709	At the end of the period	$10.10
NOI	$30,227	High during period	11.60
Cash NOI	$26,307	Low during period	9.00
Adjusted Cash NOI(1)	$27,458	Annualized dividend per share	0.46
Adjusted EBITDA	$32,594	Annualized dividend yield(3)	4.6%

Monthly dividends paid per share	$0.038	LEVERAGE INFORMATION
		Combined basis(4)
Core FFO	$17,969	Total debt	$1,282,270
Core FFO per diluted share	$0.11	Cash	(100,162)
		Net debt	1,182,108
AFFO	$8,621	Debt/enterprise value	43%
AFFO per diluted share	$0.05	Interest coverage ratio on combined debt	2.7 X
		Fixed charge coverage ratio on combined debt	2.7 X
MARKET CAPITALIZATION - As of March 31, 2016		Weighted average interest rate	3.6%
Share price(2)	$10.10	Weighted average remaining debt term (years)	3.9
Fully diluted common shares and units outstanding	167,909,368	Weighted average remaining debt term - including extensions (years)	4.2
Total equity market capitalization	$1,695,885
Consolidated debt	$854,395	LIQUIDITY
Proportionate share of unconsolidated joint venture mortgage debt	$427,875	Cash	$100,162
Enterprise value	$2,978,155	Credit Facility availability(5)	$58,722
______________

(1)	Adjusted for free rent.

(2)	Closing price on March 31, 2016.

(3)	Based on the March 31, 2016 closing price of $10.10 per share.

(4)	Combined metrics include pro rata share of unconsolidated joint venture debt.

(5)	Availability of borrowings is based on a pool of eligible unencumbered real estate assets. Total maximum undrawn commitments as of March 31, 2016 was $220.0 million.

NOTE: A reconciliation of Net Income (Loss) to FFO, Core FFO, AFFO, Adjusted EBITDA, NOI, Cash NOI and Adjusted Cash NOI, which are non-GAAP measures, appears on pages 6 and 7 of this supplemental information package.

New York REIT, Inc.

Consolidated Balance Sheets
(in thousands)

	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
ASSETS
Real estate investments, at cost
Land	$477,171	$477,171	$487,808	$494,065	$494,065
Buildings, fixtures and improvements	1,213,928	1,208,138	1,231,204	1,247,070	1,243,412
Acquired intangible assets	137,512	137,594	156,609	156,657	158,383
Total real estate investments, at cost	1,828,611	1,822,903	1,875,621	1,897,792	1,895,860
Less: accumulated depreciation and amortization	(189,856)	(172,668)	(183,775)	(166,680)	(146,445)
Total real estate investments, net	1,638,755	1,650,235	1,691,846	1,731,112	1,749,415
Cash and cash equivalents	100,162	98,604	20,423	27,486	49,360
Funds held in escrow(1)	—	—	48,768	—	—
Investment in unconsolidated joint venture	208,558	215,370	223,229	226,306	225,736
Real estate assets held for sale	—	29,268	27,482	—	—
Other assets(2)	72,420	71,285	76,875	74,475	65,743
Total assets	$2,019,895	$2,064,762	$2,088,623	$2,059,379	$2,090,254
LIABILITIES AND EQUITY
Mortgage notes payable, net of deferred financing costs(2)	$363,085	$381,443	$381,141	$169,728	$169,552
Credit facility	485,000	485,000	485,000	635,000	635,000
Market lease intangibles, net	70,999	73,083	75,385	77,921	80,456
Other liabilities	32,790	31,701	32,633	33,689	35,834
Derivatives, at fair value	2,129	1,266	2,320	1,751	2,175
Total liabilities	954,003	972,493	976,479	918,089	923,017

Common stock	1,651	1,626	1,626	1,626	1,625
Additional paid-in capital	1,426,766	1,403,624	1,402,990	1,402,791	1,401,635
Accumulated other comprehensive loss	(2,116)	(1,237)	(2,301)	(1,570)	(1,805)
Accumulated deficit	(387,670)	(369,273)	(341,110)	(309,669)	(282,323)
Total stockholders' equity	1,038,631	1,034,740	1,061,205	1,093,178	1,119,132
Non-controlling interests	27,261	57,529	50,939	48,112	48,105
Total equity	1,065,892	1,092,269	1,112,144	1,141,290	1,167,237
Total liabilities and equity	$2,019,895	$2,064,762	$2,088,623	$2,059,379	$2,090,254
_____________________

(1)	Funds held in escrow, received on October 1, 2015, related to amounts due as a result of financing transactions which closed on September 30, 2015.

(2)
Revised to reflect the impact of ASU 2015-03, which was adopted in Q1 2016. See Note 2 — Summary of Significant Accounting Policies in the notes to the consolidated financial statements contained in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2016.

New York REIT, Inc.

Consolidated Statements of Operations
(in thousands, except for share and per share information)

	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
Revenues
Rental income	$29,009	$31,000	$32,510	$32,130	$33,478
Hotel revenue	4,329	7,499	7,054	7,363	4,209
Operating expense reimbursements and other revenue	3,371	5,888	5,044	4,184	4,162
Total revenues	36,709	44,387	44,608	43,677	41,849
Operating expenses
Property operating	10,366	11,488	11,197	10,098	10,969
Hotel operating	6,254	6,676	6,525	6,495	5,670
Operating fees incurred from the Advisor	3,074	3,099	3,121	3,101	3,144
Acquisition and transaction related	349	700	2,850	96	125
General and administrative	3,086	2,946	2,438	3,014	3,702
Equity-based compensation(1)	(6,430)	8,727	4,081	2,189	248
Depreciation and amortization	17,225	18,398	20,484	22,154	21,680
Total operating expenses	33,924	52,034	50,696	47,147	45,538
Operating income (loss)	2,785	(7,647)	(6,088)	(3,470)	(3,689)
Other income (expense)
Interest expense	(9,726)	(9,271)	(7,495)	(6,347)	(6,249)
Income from unconsolidated joint venture	1,088	661	473	570	235
Income from preferred equity investment, investment securities and interest	18	24	141	8	930
Gain on sale of real estate investments, net	6,505	7,523	—	—	—
Loss on derivative instruments	(251)	(34)	(540)	—	(4)
Total other expense	(2,366)	(1,097)	(7,421)	(5,769)	(5,088)
Net income (loss)	419	(8,744)	(13,509)	(9,239)	(8,777)
Net loss attributable to non-controlling interests(2)	68	236	434	257	261
Net income (loss) attributable to stockholders(2)	$487	$(8,508)	$(13,075)	$(8,982)	$(8,516)
Basic weighted average shares	163,872,612	162,208,672	162,203,065	162,156,470	162,092,424
Adjustments to fully diluted shares(3)	4,053,498	5,720,451	5,712,992	5,745,381	5,253,186
Fully diluted weighted average shares	167,926,110	167,929,123	167,916,057	167,901,851	167,345,610

Net income (loss) per basic share attributable to stockholders(3)	$—	$(0.05)	$(0.08)	$(0.06)	$(0.05)
Net income (loss) per diluted share attributable to stockholders	$—	$(0.05)	$(0.08)	$(0.06)	$(0.05)
______________

(1)	Amounts represent the portion of non-cash expense related to the outperformance plan which vests over five years and other non-cash equity-based compensation.

(2)	Includes amounts allocated to minority interest holders of 163 Washington Street (which was sold on October 21, 2015), OP unitholders and participating LTIP unitholders.

(3)	Adjustments to fully diluted shares are excluded from the calculation of diluted loss per share attributable to stockholders if their effect would have been antidilutive.

New York REIT, Inc.

Unconsolidated Joint Venture — Summary Balance Sheets and Income Statements
(in thousands)

	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
Unconsolidated Joint Venture Condensed Balance Sheet
Real estate assets, at cost	$714,654	$714,642	$714,875	$713,339	$704,257
Less accumulated depreciation and amortization	(122,077)	(117,092)	(112,046)	(107,075)	(102,127)
Total real estate assets, net	592,577	597,550	602,829	606,264	602,130
Cash and cash equivalents	4,689	9,036	11,951	11,918	7,901
Other assets	267,125	259,894	258,529	257,087	253,797
Total assets	$864,391	$866,480	$873,309	$875,269	$863,828

Debt	$875,000	$875,000	$875,000	$875,000	$875,000
Other liabilities	17,619	15,515	17,240	18,807	10,765
Total liabilities	892,619	890,515	892,240	893,807	885,765
Deficit	(28,228)	(24,035)	(18,931)	(18,538)	(21,937)
Total liabilities and deficit	$864,391	$866,480	$873,309	$875,269	$863,828

Company's basis	$208,558	$215,370	$223,229	$226,306	$225,736

Unconsolidated Joint Venture Condensed Statement of Operations
Revenue:
Rental income	$31,489	$31,326	$30,771	$30,751	$30,514
Other revenue	1,230	1,246	1,245	1,232	1,217
Total revenue	32,719	32,572	32,016	31,983	31,731
Operating expenses:
Operating expense	11,986	12,036	11,812	11,727	12,241
Depreciation and amortization	6,772	7,018	6,945	6,864	6,850
Total operating expenses	18,758	19,054	18,757	18,591	19,091
Operating income	13,961	13,518	13,259	13,392	12,640
Interest expense	(10,254)	(10,101)	(10,102)	(9,992)	(9,882)
Net income	3,707	3,417	3,157	3,400	2,758
Company's Preferred return	(4,067)	(4,055)	(3,936)	(3,894)	(3,851)
Net loss to members	$(360)	$(638)	$(779)	$(494)	$(1,093)

Company's preferred return	$4,067	$4,055	$3,936	$3,894	$3,851
Company's share of net loss	(176)	(313)	(381)	(242)	(534)
Amortization of difference in basis	(2,803)	(3,081)	(3,082)	(3,082)	(3,082)
Company's income from Worldwide Plaza	$1,088	$661	$473	$570	$235

Supplemental information:
Straight-line rent included in rental income above	$1,449	$1,809	$2,021	$1,581	$1,460

New York REIT, Inc.

Reconciliation of Net Income (Loss) to FFO, Core FFO and AFFO
(in thousands, except share and per share information)

	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
Net income (loss)	$419	$(8,744)	$(13,509)	$(9,239)	$(8,777)
Gain on sale of real estate investments, net	(6,505)	(7,523)	—	—	—
Depreciation and amortization	17,225	18,398	20,477	22,140	21,671
Depreciation and amortization related to unconsolidated joint venture(1)	6,114	6,512	6,478	6,443	6,431
Funds from operations (FFO)	17,253	8,643	13,446	19,344	19,325
Acquisition and transaction related expenses(2)	349	700	2,850	96	125
Gain on sale of investment securities	—	(7)	(54)	—	(48)
Non-core revenue and other income	(57)	(1,795)	—	—	(158)
Non-core general and administrative expense(3)	—	—	—	1,500	500
Non-core write-off of below market lease	—	—	—	—	(947)
Non-core straight-line rent bad debt expense	79	19	—	8	529
Non-core deferred financing and other costs(4)	345	40	1,060	—	—
Non-core derivative losses	—	—	423	—	—
Core FFO	17,969	7,600	17,725	20,948	19,326
Non-cash compensation expense(5)	(6,430)	8,727	4,081	2,189	248
Amortization of deferred financing costs	2,426	2,457	1,179	1,162	1,138
Seller free rent credit	—	—	197	872	3,679
Amortization of market lease intangibles	(1,724)	(1,610)	(1,843)	(1,842)	(2,124)
Mark-to-market adjustments	251	34	117	—	4
Straight-line rent	(2,252)	(2,431)	(2,525)	(2,856)	(5,870)
Straight-line ground rent	686	686	719	787	987
Tenant improvements - second generation	—	(43)	—	—	—
Leasing commissions - second generation	(987)	(194)	(12)	(3)	(3)
Building improvements - second generation	(609)	(962)	(201)	(51)	(9)
Proportionate share of straight-line rent related to unconsolidated joint venture	(709)	(884)	(988)	(773)	(714)
Adjusted funds from operations (AFFO)	$8,621	$13,380	$18,449	$20,433	$16,662

Fully diluted shares	167,926,110	167,929,123	167,916,057	167,901,851	167,345,610
FFO per diluted share	$0.10	$0.05	$0.08	$0.12	$0.12
Core FFO per diluted share	$0.11	$0.05	$0.11	$0.12	$0.12
AFFO per diluted share	$0.05	$0.08	$0.11	$0.12	$0.10
______________________

(1)	Proportionate share of depreciation and amortization related to unconsolidated joint venture and amortization of difference in basis.

(2)	Acquisition and transaction-related expenses in the third quarter 2015 primarily represent costs associated with third quarter 2015 mortgage payoffs and Credit Facility amendment.

(3)	Estimated portion of audit fee that is non-core.

(4)	Represents deferred financing and other costs that were written off as a result of paying off mortgages in advance of their scheduled maturity dates as well as amendments to the Credit Facility.

(5)
During the second quarter of 2015, the Company excluded equity-based compensation from its calculation of Core FFO for the first time. During the third quarter of 2015, the Company reverted to its previous practice of excluding the impact of non-cash compensation expense from the reconciliation to Core FFO to the reconciliation to AFFO.

We have calculated our FFO, Core FFO and AFFO based on our net income (loss), which is before adjusting for the net loss attributable to our non-controlling interests, and all adjustments are made based on our gross adjustments, without excluding the portion of the adjustments attributable to our non-controlling interests, other than adjustments related to the unconsolidated joint venture.

New York REIT, Inc.

Reconciliation of Net Income (Loss) to Adjusted EBITDA, NOI and Cash NOI
(in thousands)

	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
Combined:
Net income (loss)	$419	$(8,744)	$(13,509)	$(9,239)	$(8,777)
Gain on sale of real estate investments, net	(6,505)	(7,523)	—	—	—
Acquisition and transaction related expenses(1)	349	700	2,850	96	125
Depreciation and amortization	17,225	18,398	20,484	22,154	21,680
Interest expense	9,726	9,271	7,495	6,347	6,249
Loss on derivatives	251	34	540	—	4
Adjustments related to unconsolidated joint venture(2)	11,129	11,453	11,418	11,324	11,264
Adjusted EBITDA	32,594	23,589	29,278	30,682	30,545
General and administrative	3,086	2,946	2,438	3,014	3,702
Equity-based compensation	(6,430)	8,727	4,081	2,189	248
Operating fees incurred from the Advisor	3,074	3,099	3,121	3,101	3,144
Income from preferred equity investment, investment securities and interest	(18)	(24)	(141)	(8)	(930)
Preferred return on unconsolidated joint venture	(4,068)	(4,055)	(3,936)	(3,894)	(3,851)
Proportionate share of other adjustments related to unconsolidated joint venture	1,989	1,983	1,924	1,905	1,883
NOI	30,227	36,265	36,765	36,989	34,741
Amortization of above/below market lease assets and liabilities	(1,724)	(1,610)	(1,843)	(1,842)	(3,071)
Straight-line rent	(2,173)	(2,412)	(2,525)	(2,848)	(5,341)
Straight-line ground rent	686	686	719	787	987
Proportionate share of straight-line rent related to unconsolidated joint venture	(709)	(884)	(988)	(773)	(714)
Cash NOI	$26,307	$32,045	$32,128	$32,313	$26,602
______________

(1)	Acquisition and transaction-related expenses in the third quarter 2015 primarily represent costs associated with third quarter 2015 mortgage payoffs and Credit Facility amendment.

(2)	Proportionate share of adjustments related to unconsolidated joint venture and amortization of difference in basis.

Consolidated adjusted EBITDA for the first quarter 2016 was $20,377, reflecting net income of $419 increased by depreciation and amortization of $17,225, interest expense of $9,726, acquisition and transaction related costs of $349 and loss on derivative instruments of $251. Consolidated adjusted EBITDA was decreased by the net gain on sale of real estate investments of $6,505 and the Company's share of income in its joint venture of $1,088.

We have calculated our Adjusted EBITDA, NOI, Cash NOI and Adjusted Cash NOI based on our net income (loss), which is before adjusting for the net loss attributable to our non-controlling interests, and all adjustments are made based on our gross adjustments, without excluding the portion of the adjustments attributable to our non-controlling interests, other than adjustments related to the unconsolidated joint venture.

New York REIT, Inc.

Supplemental Cash NOI Information
(in thousands)

	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
Supplemental information:
Cash NOI - Office(1)	$25,158	$27,893	$27,837	$27,578	$24,074
Cash NOI - Stand-alone retail	2,454	2,627	2,700	2,727	2,660
Cash NOI - Hotel	(1,351)	1,397	1,135	1,543	(586)
Cash NOI - Other(2)	46	128	456	465	454
Cash NOI	$26,307	$32,045	$32,128	$32,313	$26,602
Cash NOI - Excluding Hotel	$27,658	$30,648	$30,993	$30,770	$27,188
Free rent	1,151	1,336	1,808	1,880	4,498
Adjusted Cash NOI	$27,458	$33,381	$33,936	$34,193	$31,100
Adjusted Cash NOI - Excluding Hotel	$28,809	$31,984	$32,801	$32,650	$31,686

Annualized Cash NOI(3)	$105,228	$128,180	$128,512	$129,252	$106,408
Annualized Cash NOI - Excluding Hotel(3)	$110,632	$122,592	$123,972	$123,080	$108,752

Annualized Adjusted Cash NOI(3)	$109,832	$133,524	$135,744	$136,772	$124,400
Annualized Adjusted Cash NOI - Excluding Hotel(3)	$115,236	$127,936	$131,204	$130,600	$126,744
______________

(1)	Includes retail suites associated with office properties and the Company's pro rata share of its unconsolidated joint venture.

(2)	Includes 163 Washington Street multi-family residential property, which was sold in October 2015, and parking garages.

(3)	Annualized metrics calculated by multiplying current quarter amounts by four.

We have calculated our Adjusted EBITDA, NOI, Cash NOI and Adjusted Cash NOI based on our net income (loss), which is before adjusting for the net loss attributable to our non-controlling interests, and all adjustments are made based on our gross adjustments, without excluding the portion of the adjustments attributable to our non-controlling interests, other than adjustments related to the unconsolidated joint venture.

New York REIT, Inc.

Same Store Statistics — Sequential Quarters(1)
(dollar amounts in thousands)

	Q1 2016	Q4 2015	Change	% change
Total portfolio square footage / total buildings	3,338,707(2) / 19	3,374,238(2) / 22
Same store square footage / same store buildings	3,210,095(2) / 18	3,210,095(2) / 18
Same store occupancy at quarter end(3)	95.1%	95.2%

Total GAAP operating revenue	$47,988	$51,981	$(3,993)	(7.7)%
Less: Straight line rent adjustment	(2,850)	(3,272)
Less: Above/below market lease amortization	(1,612)	(1,498)
Total cash operating revenue	$43,526	$47,211	$(3,685)	(7.8)%

Total operating expenses	$16,097	$17,154	$(1,057)	(6.2)%

Same store NOI	$31,891	$34,827	$(2,936)	(8.4)%
Same store Cash NOI	$27,429	$30,057	$(2,628)	(8.7)%

Same store Cash NOI — Including Hotel	$26,078	$31,454	$(5,376)	(17.1)%
_______________

(1)	Same store portfolio excludes the Viceroy Hotel unless otherwise noted and consists of only those properties owned and operated for the entire current and prior periods presented.

(2)	Square footage may change due to reconfiguration of tenants' occupied space.

(3)	Inclusive of leases signed but not yet commenced.

Note: Amounts above include our pro rata share of investment in our unconsolidated joint venture.

Note: We have calculated our Adjusted EBITDA, NOI, Cash NOI and Adjusted Cash NOI based on our net income (loss), which is before adjusting for the net loss attributable to our non-controlling interests, and all adjustments are made based on our gross adjustments, without excluding the portion of the adjustments attributable to our non-controlling interests, other than adjustments related to the unconsolidated joint venture. A reconciliation of net income (loss) to NOI and Cash NOI, non-GAAP measures, appears on page 7 of this supplemental information package.

New York REIT, Inc.

Same Store Statistics — Year Over Year(1)
(dollar amounts in thousands)

	Q1 2016	Q1 2015	Change	% change
Total portfolio square footage / total buildings	3,338,707(2) / 19	3,415,903(2) / 23
Same store square footage / same store buildings	3,210,095(2) / 18	3,209,833(2) / 18
Same store occupancy at quarter end(3)	95.1%	95.1%

Total GAAP operating revenue	$47,988	$51,926	$(3,938)	(7.6)%
Less: Straight line rent adjustment	(2,850)	(5,996)
Less: Above/below market lease amortization	(1,612)	(2,959)
Total cash operating revenue	$43,526	$42,971	$555	1.3%

Total operating expenses	$16,097	$16,680	$(583)	(3.5)%

Same store NOI	$31,891	$35,246	$(3,355)	(9.5)%
Same store cash NOI	$27,429	$26,291	$1,138	4.3%

Same store Cash NOI — Including Hotel	$26,078	$25,705	$373	1.5%
_______________

(1)	Same store portfolio excludes the Viceroy Hotel unless otherwise noted and consists of only those properties owned and operated for the entire current and prior periods presented.

(2)	Square footage may change due to reconfiguration of tenants' occupied space.

(3)	Inclusive of leases signed but not yet commenced.

Note: Amounts above include our pro rata share of investment in our unconsolidated joint venture.

Note: We have calculated our Adjusted EBITDA, NOI, Cash NOI and Adjusted Cash NOI based on our net loss, which is before adjusting for the net loss attributable to our non-controlling interests, and all adjustments are made based on our gross adjustments, without excluding the portion of the adjustments attributable to our non-controlling interests, other than adjustments related to the unconsolidated joint venture. A reconciliation of net income (loss) to NOI and Cash NOI, non-GAAP measures, appears on page 7 of this supplemental information package.

New York REIT, Inc.

Dividends and Payout Ratios
(dollar amounts in thousands, except per share information)

	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
Dividends paid in cash	$18,847	$18,652	$18,653	$18,645	$18,634
LTIP distributions paid	140	140	140	280	102
OP distributions paid	288	481	481	488	491
Restricted stock dividends paid	48	39	58	6	20
Total dividends and distributions paid	$19,323	$19,312	$19,332	$19,419	$19,247

Weighted average fully diluted shares	167,926,110	167,929,123	167,916,057	167,901,851	167,345,610

Dividends per fully diluted share	$0.1151	$0.1150	$0.1151	$0.1157	$0.1150

Core FFO per fully diluted share	$0.11	$0.05	$0.11	$0.12	$0.12
AFFO per fully diluted share	$0.05	$0.08	$0.11	$0.12	$0.10

Payout ratios
Quarterly dividend per share	$0.115	$0.115	$0.115	$0.115	$0.115
Core FFO payout ratio	108%	254%	109%	93%	100%
AFFO payout ratio	224%	144%	105%	95%	116%

New York REIT, Inc.

Debt Analysis
(dollar amounts in thousands)

	Q1 2016	Weighted Average Remaining Term (in Years)(1)	Weighted Average Rate	% of Total Debt
Consolidated mortgage debt	$369,395	3.4	4.0%	28.9%
Consolidated credit facility term debt - fixed rate	80,000	2.4	3.6%	6.2%
Consolidated credit facility term debt - floating rate	225,000	2.4	2.4%	17.5%
Consolidated credit facility revolving debt - floating rate	180,000	0.4	2.4%	14.0%
Total consolidated debt	854,395	2.4	3.2%	66.6%

Company's share of unconsolidated joint venture mortgage debt	427,875	6.9	4.6%	33.4%
Combined debt	$1,282,270	3.9	3.6%	100.0%

Fixed rate debt (including pro rata share of unconsolidated debt)	$572,270
Floating rate debt	$710,000

% fixed rate debt (including pro rata share of unconsolidated debt)	45%
% floating rate debt	55%

Average fixed rate (including pro rata share of unconsolidated debt)	4.3%
Average floating rate	3.1%
___________________________

(1)	Excludes extension options. The weighted-average remaining term of combined debt, including extension options, is 4.2 years.

New York REIT, Inc.

Mortgage Debt Summary
(dollar amounts in thousands)

As of March 31, 2016	Debt amount	Maturity	Effective interest rate
Consolidated mortgages:
256 West 38th Street	$24,500	12/26/2017	3.1%
Design Center	19,695	12/1/2021	4.4%
1100 Kings Highway	20,200	8/1/2017	3.4%
1440 Broadway	305,000	10/5/2019	4.0%
Consolidated mortgage debt	369,395		4.0%

Pro rata share of unconsolidated joint venture mortgage debt:
One Worldwide Plaza	427,875	3/6/2023	4.6%

Combined mortgage debt	$797,270		4.3%

Note: All but two of our properties not otherwise subject to mortgage loans collateralize the borrowing base of our Credit Facility and have mortgages recorded for that purpose.

New York REIT, Inc.

Leverage Metrics
(dollar amounts in thousands)

	Q1 2016
	Consolidated Basis		Combined Basis
Interest coverage ratio
Interest expense(1)	$9,726		$9,726
Non-cash interest expense	(2,426)		(2,426)
Non-core deferred financing cost expense	(345)		(345)
Interest expense related to unconsolidated joint venture	—		5,015
Total interest	$6,955		$11,970
Adjusted EBITDA	$20,377		$32,594
Interest coverage ratio	2.9	X	2.7	X

Fixed charge coverage ratio
Total interest	$6,955		$11,970
Secured debt principal amortization	(103)		(103)
Total fixed charges	$6,852		$11,867
Adjusted EBITDA	$20,377		$32,594
Fixed charge coverage ratio	3.0	X	2.7	X

Net debt to adjusted EBITDA ratio
Company's pro rata share of total debt	$854,395		$1,282,270
Less: cash and cash equivalents	(100,162)		(100,162)
Net debt	$754,233		$1,182,108
Adjusted EBITDA annualized(2)	$81,508		$130,376
Net debt to adjusted EBITDA ratio	9.3	X	9.1	X

Debt to enterprise value
Company's pro rata share of debt	$854,395		$1,282,270
Equity(3)	1,695,885		1,695,885
Enterprise value(3)	$2,550,280		$2,978,155
Debt as % of enterprise value	33.5%		43.1%

Unencumbered real estate assets/total real estate assets:
Unencumbered real estate assets(4)			$1,074,149
Total real estate assets			$2,368,251
Unencumbered real estate assets/total real estate assets			45.4%
__________________

(1)	Excludes the Company’s share of unconsolidated joint venture interest expense.

(2)	Adjusted EBITDA during Q1 2016 annualized (multiplied by 4).

(3)	Based on the March 31, 2016 closing price of $10.10 per share and March 31, 2016 debt balances and share count.

(4)
Properties not financed by mortgage. All but two of our properties not otherwise subject to mortgage loans collateralize the borrowing base of our Credit Facility and have mortgages recorded for that purpose.

New York REIT, Inc.

Credit Facility and Liquidity Analysis(1)
(dollar amounts in thousands)

	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
Credit facility availability:
Credit facility commitments	$705,000	$705,000	$705,000	$705,000	$705,000
Outstanding balance on credit facility	485,000	485,000	485,000	635,000	635,000
Undrawn credit facility commitments(2)	$220,000	$220,000	$220,000	$70,000	$70,000

Outstanding balance - term debt	$305,000	$305,000	$305,000	$305,000	$305,000
Outstanding balance - revolving debt	180,000	180,000	180,000	330,000	330,000
Total outstanding balance	$485,000	$485,000	$485,000	$635,000	$635,000

Liquidity:
Cash	$100,162	$98,604	$20,423	$27,486	$49,360
Credit Facility availability	58,722	63,008	65,314	20,198	18,063

		Actual - as of
	Required	March 31, 2016
Credit facility covenant ratios(1):
Consolidated leverage ratio	< 60%	52%
Fixed charge coverage ratio	> 1.5X	2.4 X
Tangible net worth	> $900,000	$1,228,487
Secured leverage ratio	< 60%	32.3%
Borrowing base advance rate	< 60%	38.5%
Debt service coverage ratio	> 1.3X	1.5 X
_______________

(1)
The Company’s credit facility covenant ratios are computed in accordance with the terms of the Company’s credit facility. The methodology for these computations may differ significantly from similarly titled ratios of other companies and throughout the Company’s supplemental.

New York REIT, Inc.

Debt Maturities
(dollar amounts in thousands)

	Total	2016	2017	2018	2019	2020	Thereafter
Consolidated mortgage debt	$369,395	$315	$48,245	$3,703	$308,869	$4,041	$4,222
Proportionate share of unconsolidated joint venture mortgage debt	427,875	—	—	—	4,860	6,837	416,178
Combined mortgage debt	797,270	315	48,245	3,703	313,729	10,878	420,400

Credit facility - revolving	180,000	180,000	—	—	—	—	—
Credit facility - term	305,000	—	—	305,000	—	—	—
Total credit facility	485,000	180,000	—	305,000	—	—	—
Total combined debt	$1,282,270	$180,315	$48,245	$308,703	$313,729	$10,878	$420,400
% Expiring	100.0%	14.1%	3.8%	24.1%	24.5%	0.8%	32.8%
% Expiring with extensions(1)	100.0%	—%	3.8%	38.1%	24.5%	0.8%	32.8%

Weighted average remaining term - excluding extensions (years)	3.9
Weighted average remaining term - including extensions (years)	4.2
Weighted average remaining term (years) (excluding credit facility)	5.3

Debt maturing	$1,282,270	$180,315	$48,245	$308,703	$313,729	$10,878	$420,400
Weighted average interest rate expiring	3.6%	2.4%	3.3%	2.7%	4.1%	4.5%	4.6%

Debt maturing (excluding credit facility)	$797,270	$315	$48,245	$3,703	$313,729	$10,878	$420,400
Weighted average interest rate expiring	4.3%	4.4%	3.3%	4.4%	4.1%	4.5%	4.6%
_________________________

(1)
The Company has, subject to certain conditions as outlined in its credit facility, the option to extend the maturity date of the revolving portion of its credit facility from August 2016 to August 2018.

Note: All but two of our properties not otherwise subject to mortgage loans collateralize the borrowing base of our Credit Facility and have mortgages recorded for that purpose.

New York REIT, Inc.

Square Footage Summary

As of March 31, 2016	Total	Manhattan	Brooklyn
Total square feet by property type:
Office	2,767,002	2,749,002	18,000
Retail (1)	303,747	260,429	43,318
Hotel	128,612	128,612	—
Parking	120,589	120,589	—
Storage	18,757	18,757	—
Total owned square feet (end of period) (2)	3,338,707	3,277,389	61,318

% of total square feet by property type:
Office	83%	84%	29%
Retail (1)	9%	8%	71%
Hotel	4%	4%	—%
Parking	3%	3%	—%
Storage	1%	1%	—%
Total owned square feet (end of period) (2)	100%	98.2%	1.8%
_____________

(1)	Includes 81,160 square feet of stand-alone retail and 222,587 square feet of retail associated with the Company’s office portfolio.

(2)	Excludes 15,055 square foot parking garage at 416 Washington Street, which is being operated under a management agreement with a third party.

All figures above include the Company’s proportionate share of its investment in an unconsolidated joint venture.

New York REIT, Inc.

Major Tenant Summary
(dollar amounts in thousands)

Top Ten Office Tenants as a % of Total Annualized Cash Rent		Property	Total Square Feet	Annualized Cash Rent	% of Annualized Cash Rent
1	Cravath, Swaine & Moore LLP	One Worldwide Plaza	301,779	$29,273	16.0%
2	Nomura Holding America Inc.	One Worldwide Plaza	400,934	19,330	10.6%
3	Twitter, Inc.	245-249 West 17th Street	214,666	14,884	8.1%
4	Macy's, Inc.	1440 Broadway	203,196	12,102	6.6%
5	The Segal Company (Eastern States) Inc.	333 West 34th Street	144,307	8,916	4.9%
6	Spring Studios New York LLC	50 Varick Street	158,574	7,916	4.3%
7	Metropolitan Transportation Authority (MTA)	333 West 34th Street	130,443	4,527	2.5%
8	Advance Magazine	1440 Broadway	72,194	4,307	2.4%
9	Liz Claiborne, Inc.	1440 Broadway	67,213	3,362	1.8%
10	Red Bull North America, Inc.	218 West 18th Street	41,642	2,777	1.5%
	Total top ten office tenants		1,734,948	$107,394	58.7%

Top Ten Retail Tenants as a % of Total Annualized Cash Rent		Property	Total Square Feet	Annualized Cash Rent	% of Annualized Cash Rent
1	Room & Board, Inc.	245-249 West 17th Street	60,161	$4,658	2.5%
2	Sam Ash New York Megastores, LLC	333 West 34th Street	29,688	1,446	0.8%
3	Dodger Stage Holding Theatricals, Inc.	One Worldwide Plaza	27,841	1,217	0.7%
4	TD Bank, N.A.	One Jackson Square	4,158	1,145	0.6%
5	Burberry Limited	367-387 Bleecker Street	4,726	1,050	0.6%
6	Early Bird Delivery Systems LLC d/b/a Urban Express	229 West 36th Street	20,132	1,012	0.6%
7	99th Avenue Holdings, LLC	One Worldwide Plaza	17,233	880	0.5%
8	JPMorgan Chase Bank, N.A.	1100 Kings Highway	6,385	813	0.4%
9	The Dress Barn, Inc.	1100 Kings Highway	14,200	780	0.4%
10	Western Union Financial Services, Inc.	1440 Broadway	6,004	749	0.4%
	Total top ten retail tenants		190,528	$13,750	7.5%

New York REIT, Inc.

Tenant Industry Concentration

% of Annualized Cash Rent
Technology, Advertising, Media & Information	22%
Retail	18%
Legal Services	17%
Finance, Insurance, Real Estate	14%
Professional Services	13%
Education	3%
Food and Beverage	3%
Government	2%
Consumer Goods	2%
Health Services	2%
Parking	2%
Other	2%
100%

New York REIT, Inc.

Lease Expirations — Next Five Years

	Total	2016	2017	2018	2019	2020	Thereafter
Combined:(1)(2)
Leases expiring	133	9	16	17	7	7	77
Expiring Annualized Cash Rent (in thousands)(3)(4)	$213,803	$6,661	$7,360	$9,454	$1,247	$5,534	$183,547
Expiring square feet(4)	3,057,971	91,049	106,379	159,320	32,077	80,051	2,589,095
% of total square feet expiring	100.0%	3.0%	3.5%	5.2%	1.0%	2.6%	84.8%

Annualized Cash Rent per square foot(3)(4)	$69.92	$73.16	$69.18	$59.34	$38.88	$69.13	$70.89

Consolidated properties:
Leases expiring	98	6	15	13	6	6	52
Expiring Annualized Cash Rent (in thousands)(3)(4)	$141,677	$6,609	$6,348	$9,110	$1,231	$5,186	$113,193
Expiring square feet(4)	2,056,145	90,902	89,959	157,487	32,077	78,906	1,606,814
% of total square feet expiring	100.0%	4.4%	4.4%	7.7%	1.6%	3.8%	78.1%

Annualized Cash Rent per square foot(3)(4)	$68.90	$72.71	$70.56	$57.85	$38.39	$65.72	$70.45

Unconsolidated joint ventures:
Leases expiring	35	3	1	4	1	1	25
Expiring Annualized Cash Rent (in thousands)(3)(4)	$72,126	$52	$1,012	$344	$16	$348	$70,354
Expiring square feet(5)	1,001,826	147	16,420	1,833	—	1,145	982,281
% of total square feet expiring	100.0%	—%	1.6%	0.2%	—%	0.1%	98.1%

Annualized Cash Rent per square foot(3)(4)	$71.99	$354.97	$61.61	$187.58	$—	$304.17	$71.62
_________________

(1)	Combined reflects 100% of consolidated properties plus the Company’s pro rata share of unconsolidated properties.

(2)	Month-to-month leases are considered to expire in the Company's next fiscal quarter.

(3)	Expiring Annualized Cash Rent represents contractual cash base rents at the time of lease expiration and reimbursements from tenants.

(4)	Excludes 122,896 square feet of the hotel (which excludes 5,716 square feet leased to the hotel restaurant tenant). Total vacant square footage at March 31, 2016 was 157,840 square feet.

(5)	Reflects the Company's pro rata share of its unconsolidated joint venture.

New York REIT, Inc.

Lease Expirations — Quarterly Through 2016

	Q2 2016	Q3 2016	Q4 2016
Combined:(1)(2)
Leases expiring	4	2	3
Expiring Annualized Cash Rent (in thousands)(3)	$4,639	$536	$1,486
Expiring square feet	72,986	11,861	6,202
% of total square feet expiring	2.4%	0.4%	0.2%

Annualized Cash Rent per square foot(3)	$63.56	$45.19	$239.63

Consolidated properties:
Leases expiring	2	1	3
Expiring Annualized Cash Rent (in thousands)(3)	$4,620	$503	$1,486
Expiring square feet	72,986	11,714	6,202
% of total square feet expiring	3.5%	0.6%	0.3%

Annualized Cash Rent per square foot(3)	$63.30	$42.97	$239.63

Unconsolidated joint ventures:
Leases expiring	2	1	—
Expiring Annualized Cash Rent (in thousands)(3)(4)	$19	$33	$—
Expiring square feet(4)	—	147	—
% of total square feet expiring	—%	—%	—%

Annualized Cash Rent per square foot(4)	$—	$222.66	$—
_________________

(1)	Combined reflects 100% of consolidated properties plus the Company’s pro rata share of unconsolidated properties.

(2)	Month-to-month leases are considered to expire in the Company's next fiscal quarter.

(3)	Expiring Annualized Cash Rent represents contractual cash base rents at the time of lease expiration and reimbursements from tenants.

(4)	Reflects the Company's pro rata share of its unconsolidated joint venture.

New York REIT, Inc.

Leasing Activity

	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
Leasing activity:
Leases executed	1	5	1	7	1
Total square feet leased	11,807	129,889	2,811	185,247	22,185
Company's share of square feet leased	11,807	125,727	2,811	114,548	22,185
Initial rent	$47.00	$62.14	$158.42	$56.51	$157.76
Weighted average lease term (years)	11.0	4.2	10.0	12.9	15.5

Replacement leases:(1)
Replacement leases executed	1	4	—	3	1
Square feet	11,807	123,002	—	30,579	5,058	(2)

Cash basis:
Initial rent	$47.00	$67.09	$—	$48.70	$356.79
Prior escalated rent (3)	$31.33	$54.62	$—	$36.64	$250.90
Percentage increase	50%	23%	—%	33%	42%

GAAP basis:
Initial rent	$54.19	$69.61	$—	$51.75	$381.19
Prior escalated rent (3)	$30.55	$54.66	$—	$40.69	$249.32
Percentage increase	77%	27%	—%	27%	53%

Tenant improvements on replacement leases per square foot(4)	$—	$17.40	$—	$98.62	$78.88
Leasing commissions on replacement leases per square foot(4)	$15.49	$11.92	$—	$31.61	$178.40
_______________

(1)	Replacement leases are for spaces that were leased during the period and also have been leased at some time during the prior twelve months.

(2)	This tenant leased multiple floors and the 5,058 square feet of replacement leasing represents the space that was not previously vacant and was comparable retail space.

(3)	Prior escalated rent is calculated as total annualized rental income on a cash or GAAP basis. It includes base rent, excluding recoveries.

(4)	Presented as if tenant improvements and leasing commissions were incurred in the period in which the lease was signed, which may be different than the period in which these amounts were actually paid.

New York REIT, Inc.

Tenant Improvements, Leasing Commissions and Capital Expenditures
(in thousands)

	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
Capital expenditures (accrual basis):(1)
First generation tenant improvements	$7,263	$3,449	$9,175	$3,994	$8,196
First generation leasing commissions	—	695	620	3,312	—
First generation building improvements	954	2,828	1,594	1,289	579
Total first generation tenant improvements, leasing commissions and capital expenditures	$8,217	$6,972	$11,389	$8,595	$8,775

Second generation tenant improvements	$—	$43	$—	$—	$—
Second generation leasing commissions	987	194	12	3	3
Second generation building improvements	609	962	201	51	9
Total second generation tenant improvements, leasing commissions and capital expenditures	1,596	1,199	213	54	12
Total tenant improvements, leasing commissions and capital expenditures	$9,813	$8,171	$11,602	$8,649	$8,787
____________

(1)	Amounts incurred presented on a combined basis, including our pro rata share of our unconsolidated joint venture.

New York REIT, Inc.
Property Table

Property	Ownership	Rentable Square Feet(1)	Percent Occupied(2)	Annualized Cash Rent (in thousands)	Annualized Cash Rent Per Square Foot	Number of Leases
Manhattan Office Properties - Office
Design Center	100.0%	81,082	100.0%	$4,015	$49.52	17
416 Washington Street	100.0%	1,565	100.0%	60	38.22	1
256 West 38th Street	100.0%	88,683	67.5%	2,425	40.50	9
229 West 36th Street	100.0%	129,751	90.3%	5,179	44.21	7
218 West 18th Street	100.0%	165,670	100.0%	9,480	57.22	7
50 Varick Street	100.0%	158,574	100.0%	7,916	49.92	1
333 West 34th Street	100.0%	317,040	100.0%	15,065	47.52	3
1440 Broadway	100.0%	711,800	84.7%	34,875	57.82	11
One Worldwide Plaza	48.9%	878,613	100.0%	58,485	66.57	9
245-249 West 17th Street	100.0%	214,666	100.0%	14,883	69.33	1
Manhattan Office Properties - Office Total		2,747,444	94.5%	152,383	58.67	66

Manhattan Office Properties - Retail
256 West 38th Street	100.0%	28,360	100.0%	1,198	42.23	3
229 West 36th Street	100.0%	20,132	100.0%	1,012	50.28	1
333 West 34th Street	100.0%	29,688	100.0%	1,446	48.72	1
1440 Broadway	100.0%	37,619	95.5%	5,102	141.99	7
One Worldwide Plaza	48.9%	123,213	100.0%	5,026	40.79	20
245-249 West 17th Street	100.0%	66,628	100.0%	5,455	81.88	3
Manhattan Office Properties - Retail Total		305,640	99.4%	19,239	63.30	35
Sub-Total/Weighted Average Manhattan Office Properties - Office and Retail		3,053,084	95.0%	$171,622	$59.15	101
__________________

(1)
Does not include 128,612 square feet at the Viceroy Hotel, antenna leases or 15,055 square feet at the garage at 416 Washington Street, which is being operated under a management contract with a third party. Includes pro rata share of our investment in Worldwide Plaza.

(2)	Inclusive of leases signed but not yet commenced.

New York REIT, Inc.
Property Table (continued)

Property	Ownership	Rentable Square Feet(1)	Percent Occupied(2)	Annualized Cash Rent (in thousands)	Annualized Cash Rent Per Square Foot	Number of Leases
Manhattan Stand Alone Retail
367-387 Bleecker Street	100.0%	9,724	100.0%	$2,758	$283.60	5
33 West 56th Street (garage)	100.0%	12,856	100.0%	460	35.79	1
416 Washington Street	100.0%	7,436	48.5%	298	82.78	1
One Jackson Square	100.0%	8,392	100.0%	1,675	199.63	4
350 West 42nd Street	100.0%	42,774	100.0%	1,737	40.61	4
350 Bleecker Street	100.0%	14,511	84.6%	734	59.70	2
Sub-Total/Weighted Average Manhattan Stand Alone Retail		95,693	93.7%	7,662	85.48	17

Outer-Borough Properties
1100 Kings Highway	100.0%	61,318	100.0%	2,806	45.77	5
Portfolio Total		3,210,095	95.1%	$182,090	$59.66	123
__________________

(1)
Does not include 128,612 square feet at the Viceroy Hotel, antenna leases or 15,055 square feet at the garage at 416 Washington Street, which is being operated under a management contract with a third party.

(2)	Inclusive of leases signed but not yet commenced.

New York REIT, Inc.
Selected Viceroy Hotel Metrics

	Three Months Ended March 31,
	2016	2015	% Change
Average occupancy	75.7%	63.0%	20.2%
Average daily rate	$245.57	$285.39	(14.0)%
REVPAR	$185.88	$179.88	3.3%
NOI (in thousands)	$(1,925)	$(1,461)	(31.8)%
Cash NOI (in thousands)	$(1,351)	$(586)	130.5%

New York REIT, Inc.

Definitions

Definitions
This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K as well as other documents filed with or furnished to the SEC from time to time.
Adjusted Cash NOI
Adjusted Cash NOI is Cash NOI (as defined below) after eliminating the effects of free rent.
Adjusted funds from operations (AFFO)
AFFO is Core FFO, excluding certain income or expense items that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include unrealized gains and losses, which may not ultimately be realized, such as gains or losses on derivative instruments, gains or losses on contingent valuation rights and gains and losses on investments. In addition, by excluding non-cash income and expense items such as amortization of above and below market leases, equity-based compensation expenses, amortization of deferred financing costs and straight-line rent from AFFO we believe we provide useful information regarding income and expense items which have no cash impact and do not provide liquidity to the Company or require capital resources of the Company. We exclude certain interest expenses related to securities that are convertible to common stock as the shares are assumed to have converted to common stock in our calculation of weighted average common shares-fully diluted, if applicable. Furthermore we include certain cash inflows and outflows that are reflective of operating activities including preferred returns on joint ventures, second generation tenant improvements and leasing commissions (included in the period in which the lease commences) and recurring capital expenditures. We also include items such as free rent credits paid by sellers because these funds are paid to us during the free rent period and therefore improve our liquidity and ability to pay dividends.
Although our AFFO may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash dividends to stockholders. In addition, we believe that to further understand our liquidity, AFFO should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. AFFO does not represent cash generated from operating activities determined in accordance with GAAP, and AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.
Annualized Cash Rent
Cash rent at the end of the reporting period, including operating expense reimbursements, excluding electric. Real estate tax reimbursements are typically multiplied by two because they are paid semi-annually. Free rent periods are excluded from annualized cash rent.
Cash net operating income (Cash NOI)
NOI, presented on a cash basis, which is NOI after eliminating the effects of straight-lining of rent and fair value lease revenue.
Core funds from operations (Core FFO)
Core FFO is FFO, excluding acquisition and transaction related costs and certain other costs that management deems to be non-core to our business. The purchase of properties, and the corresponding expenses associated with that process, is a key operational feature of our business plan to generate operational income and cash flows in order to make dividends to investors. In evaluating investments in real estate, management differentiates the costs to acquire the investment from the operations derived from the investment. By excluding expensed acquisition costs, management believes Core FFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management’s analysis of the investing and operating performance of our properties.

Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA)
Adjusted EBITDA is defined as net income before interest, taxes, depreciation and amortization, acquisition and transaction-related expenses and other non-cash items, including our pro rata share of investments in unconsolidated joint ventures. We believe Adjusted EBITDA is an appropriate measure of our ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities. Other REITs may calculate adjusted EBITDA differently and our calculation should not be compared to that of other REITs. Adjusted EBITDA is adjusted to include our pro rata share of Adjusted EBITDA from unconsolidated joint ventures.
Effective interest rate
The annualized rate, on a 365-day basis, at which interest expense is recorded per the respective loan documents, excluding the impact of the amortization of any debt discounts/premiums and deferred financing costs. For instance, the stated interest rate in a loan agreement may be based on a 360 day year. Therefore, the effective interest rate would be the stated rate divided by 360 x 365 days in the year.
First generation building improvements
Capital expenditures on first generation space, as defined below, that are not tenant improvement or leasing commission related.
First generation space
Space that is vacant at acquisition or space that was not consistent with the Company’s operating standards.
First generation tenant improvements and leasing commissions
Tenant improvements and leasing commissions incurred on first generation space as defined above.
Funds from operations (FFO)
Pursuant to the revised definition of funds from operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate funds from operations (FFO), by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated real estate, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to asset sales (land and property), impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash dividends. We believe that to further understand our performance, FFO should be compared with our reported net income and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.
LTIP units
Long-term Incentive Plan units of the OP (defined below) issued in connection with the 2014 Advisor Multi-Year Outperformance Agreement.

Net operating income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, less discontinued operations, plus corporate general and administrative expense, acquisition and transaction costs, depreciation and amortization and interest expense, income from unconsolidated joint ventures, interest, other non-cash items and other income and gains from investments in securities. NOI is adjusted to include our pro rata share of NOI from unconsolidated joint ventures. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income, as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make dividends.
OP
New York Recovery Operating Partnership, L.P., a Delaware Limited Partnership.
OP units
Limited partnership units of the OP
Replacement leases
Leases signed during the current period for space that had been previously leased at any point during the previous twelve months.
Prior escalated rent
Cash rent at expiration of the lease, including real estate tax and other operating expense reimbursements, multiplied by twelve.
Second generation capital expenditures
Represents building investments to maintain current revenues. These capital expenditures which may occur on a regular basis, may relate to repairs and maintenance that extend the useful life of an asset and are therefore capitalized. These costs are included in our calculation of AFFO.
Second generation space
Any space that is not first generation space.
Second generation tenant improvements and leasing commissions
Tenant improvements, leasing commissions, and other leasing costs incurred during leasing of second generation space.
Stated interest rate
The rate at which interest expense is recorded per the respective loan documents, excluding the impact of the amortization of any debt discounts/premiums and deferred financing costs.

New York REIT, Inc.

Management/Board of Directors

Executive Management Team		Board of Directors
Michael A. Happel	Chief Executive Officer	Randolph C. Read	Non-Executive Chairman of the Board of Directors
	and President	President and Chief Executive Officer
Nevada Strategic Credit Investments, LLC
Nicholas Radesca	Interim Chief Financial Officer,
Treasurer and Secretary
		P. Sue Perrotty	Independent Director, Audit Committee Chair, Nominating and Corporate Governance Committee Chair
Patrick O'Malley	Chief Investment Officer	President and Chief Executive Officer
AFM Financial Services

		William M. Kahane	Director
Founder
AR-Global

		Robert H. Burns	Independent Director, Compensation Committee Chair
Former Chairman and Chief Executive Officer
Regent International Hotels

		Keith Locker	Independent Director
CEO, Inlet Capital
Former Chair and Director, Sunstone Hotel Investors, Inc

		James Nelson	Independent Director, Conflicts Committee Chair
Director
Icahn Enterprises GP
Company Information
Address:	405 Park Avenue, 14th floor
New York, NY 10022
Phone:	212-415-6500
Website:	www.nyrt.com